As filed with the Securities and Exchange Commission on May 21, 2015

Registration No. 333-194030

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 2

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BERRY PLASTICS GROUP, INC.

BERRY PLASTICS CORPORATION

(Exact name of each registrant as specified in its charter)

Delaware	3089	20-5234618
Delaware	3089	35-1814673
(State or other jurisdiction of incorporation)	(Primary Industrial Classification Code Number)	(I.R.S. EIN)

SEE TABLE OF ADDITIONAL REGISTRANTS LISTED ON FOLLOWING PAGE

101 Oakley Street

Evansville, IN 47710

(812) 424-2904

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jonathan D. Rich

Chief Executive Officer

101 Oakley Street

Evansville, IN 47710

(812) 424-2904

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Eliot W. Robinson

Bryan Cave LLP

14th Floor

1201 W. Peachtree Street, N.W.

Atlanta, GA 30309

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered(1)(2)	Proposed Maximum Offering Price Per Share(1)(2)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee(3)
Common Stock, $0.01 par value per share of Berry Plastics Group, Inc.	—	—	—	—
Preferred Stock, $0.01 par value per share of Berry Plastics Group, Inc	—	—	—	—
Debt Securities of Berry Plastics Corporation	—	—	—	—
Guarantees of the Debt Securities of Berry Plastics Corporation(4)	—	—	—	—

(1)	Not required, pursuant to General Instruction ILE of Form S-3.
(2)	An indeterminate aggregate initial offering price or number of the securities of each identified class is being registered as may from time to time be issued at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of other securities.
(3)	In accordance with Rules 456(b) and 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of the entire registration fee.
(4)	All guarantees and other obligations that Berry Plastics Group, Inc. and the guarantors named in the Table of Additional Registrants may have with respect to debt securities that may be issued by Berry Plastics Corporation are being registered hereunder. No separate consideration will be received for such guarantees or any other such obligations. Pursuant to Rule 457(n) under the Securities Act, no registration fee is required with respect to such guarantees or obligations.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
AeroCon, LLC	Delaware	3089	35-1948748
Berry Plastics Acquisition Corporation V	Delaware	3089	36-4509933
Berry Plastics Acquisition Corporation IX	Delaware	3089	35-2184302
Berry Plastics Acquisition Corporation XI	Delaware	3089	35-2184300
Berry Plastics Acquisition Corporation XII	Delaware	3089	35-2184299
Berry Plastics Acquisition Corporation XIII	Delaware	3089	35-2184298
Berry Plastics Acquisition Corporation XV, LLC	Delaware	3089	35-2184293
Berry Plastics Acquisition LLC X	Delaware	3089	35-2184301
Berry Plastics Design, LLC	Delaware	3089	62-1689708
Berry Plastics Filmco, Inc.	Delaware	3081	34-1848686
Berry Plastics IK, LLC	Delaware	3089	42-1382173
Berry Plastics Opco, Inc.	Delaware	3089	30-0120989
Berry Plastics SP, Inc.	Delaware	3089	52-1444795
Berry Plastics Technical Services, Inc.	Delaware	3089	57-1029638
Berry Sterling Corporation	Delaware	3089	54-1749681
BPRex Closures Kentucky Inc.	Delaware	3089	56-2209554
BPRex Closures, LLC	Delaware	3089	27-4579074
BPRex Closure Systems, LLC	Delaware	3089	27-4588544
BPRex Delta Inc.	Delaware	3089	71-0725503
Caplas LLC	Delaware	3089	20-3888603
Caplas Neptune, LLC	Delaware	3089	20-5557864
Captive Plastics, LLC	Delaware	3089	22-1890735
Captive Plastics Holdings, LLC	Delaware	3089	20-1290475
Cardinal Packaging, Inc.	Delaware	3089	34-1396561
Covalence Specialty Adhesives LLC	Delaware	2672	20-4104683
Covalence Specialty Coatings LLC	Delaware	2672	20-4104683
CPI Holding Corporation	Delaware	3089	34-1820303
Grafco Industries Limited Partnership	Maryland	3089	52-1729327
Kerr Group, LLC	Delaware	3089	95-0898810
Knight Plastics, LLC	Delaware	3089	35-2056610
Packerware, LLC	Delaware	3089	48-0759852
Pescor, Inc.	Delaware	3089	74-3002028
Pliant Corporation International	Utah	2673	87-0473075
Pliant, LLC	Delaware	2673	43-2107725

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Exact Name of Registrant as Specified in Its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Poly-Seal, LLC	Delaware	3089	52-0892112
Prime Label & Screen Incorporated	Wisconsin	2759	39-1741360
Rollpak Corporation	Delaware	3089	35-1582626
Saffron Acquisition, LLC	Delaware	3089	94-3293114
Seal for Life Industries, LLC	Delaware	2672	46-1748055
Setco, LLC	Delaware	3089	56-2374074
Sun Coast Industries, LLC	Delaware	3089	59-1952968
Uniplast Holdings, LLC	Delaware	2673	13-3999589
Uniplast U.S., Inc.	Delaware	2673	04-3199066
Venture Packaging, Inc.	Delaware	3089	51-0368479
Venture Packaging Midwest, Inc.	Delaware	3089	34-1809003
BPRex Brazil Holding Inc.	Delaware	3089	34-1864772
BPRex Healthcare Brookville Inc.	Delaware	3089	22-2784127
BPRex Healthcare Packaging Inc.	Delaware	3089	20-1555450
BPRex Plastic Packaging Inc.	Delaware	3089	34-1559354
BPRex Plastic Services Company Inc.	Delaware	3089	62-1256003
BPRex Product Design and Engineering Inc.	Minnesota	3089	41-0751022
BPRex Specialty Products Puerto Rico Inc.	New Jersey	3089	66-0414062

*	All additional registrants have the following principal executive office:

c/o Berry Plastics Corporation

101 Oakley Street,

Evansville, Indiana 47710

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EXPLANATORY NOTE

This Post-Effective Amendment No. 2 relates to the Automatic Shelf Registration Statement on Form S-3 (File No. 333-194030) of Berry Plastics Group, Inc. and Berry Plastics Corporation, which was filed with the Securities and Exchange Commission and became effective on February 19, 2014 (as amended, the “Registration Statement”). This Post-Effective Amendment No. 2 is being filed for the purpose of adding the following subsidiaries:

BPRex Brazil Holding Inc.

BPRex Healthcare Brookville Inc.

BPRex Healthcare Packaging Inc.

BPRex Plastic Packaging Inc.

BPRex Plastic Services Company Inc.

BPRex Product Design and Engineering Inc.

BPRex Specialty Products Puerto Rico Inc.

as co-registrants that are, or may potentially be, guarantors of some or all of the debt securities with respect to which offers and sales are registered under the Registration Statement. No changes are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing. This Post-Effective Amendment No. 2 shall become effective immediately upon filing with the Securities and Exchange Commission.

3

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.

The following table sets forth the costs and expenses, other than underwriting discounts and commissions, payable by Berry Plastics Group, Inc. (the “Registrant”) in connection with the issuance and distribution of the securities being registered. All amounts are estimates, except the SEC registration, Financial Industry Regulatory Authority, Inc. and stock exchange filing and listing fees.

SEC registration fee	$	*
Stock exchange filing fee and listing fee		**
Transfer agent and registrar fees		**
Printing and engraving expenses		**
Legal and accounting fees and expenses		**
Miscellaneous		**

Total	$	**

*	In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the registration fee for the securities offered by this prospectus.
**	These estimated expenses are calculated based on the securities offered and the number of issuances and accordingly are not presently known.

Item 15.	Indemnification of Directors and Officers.

Berry Plastics Group, Inc.

Section 145(a) of the General Corporation Law of the State of Delaware (the “DGCL”) provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

Section 145(b) of the DGCL provides that a Delaware corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine that despite the adjudication of liability, such person is fairly and reasonably entitled to be indemnified for such expenses which the court shall deem proper.

Section 145 of the DGCL further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue, or matter therein, he shall be indemnified against any expenses actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and that the corporation may purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

Article X of Berry Plastics Group, Inc.’s amended and restated certificate of incorporation provides for the indemnification of directors, officers, employees or agents to the fullest extent permitted by the DGCL. Article X of Berry Plastics Group, Inc.’s amended and restated certificate of incorporation also provides that, in any action initiated by a person seeking indemnification, Berry Plastics Group, Inc. shall bear the burden of proof that the person is not entitled to indemnification.

Section 102(b)(7) of the DGCL provides that a Delaware corporation may, with certain limitations, set forth in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. Article IX of Berry Plastics Group, Inc.’s Amended and Restated Certificate of Incorporation includes such a provision.

Section 145(g) of the DGCL provides that a Delaware corporation has the power to purchase and maintain insurance on behalf of any director, officer, employee or other agent of the corporation or, if serving in such capacity at the request of the corporation, of another enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation has the power to indemnify such person against such liability under the DGCL. Article X of Berry Plastics Group, Inc.’s Amended and Restated Certificate of Incorporation permits Berry Plastics Group, Inc. to maintain insurance, at Berry Plastics Group, Inc.’s expense, to protect Berry Plastics Group, Inc. or any directors, officers, employees or agents of the company or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not Berry Plastics Group, Inc. would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Berry Plastics Corporation

For a description of Delaware law, see above under the heading “Berry Plastics Group, Inc.”

The Amended and Restated Bylaws of Berry Plastics Corporation provide for indemnification, to the fullest extent permitted by the DGCL, of any director or officer of Berry Plastics Corporation (and their legal representatives), and of any person serving at the request of Berry Plastics Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), except that Berry Plastics Corporation shall indemnify an indemnitee for a proceeding initiated by such indemnitee only if the proceeding was authorized by Berry Plastics Corporation’s board of directors. The Amended and Restated Bylaws of Berry Plastics Corporation provide for mandatory advancement of expenses to indemnitees defending any proceeding in advance of its final disposition upon an undertaking to repay such amounts advanced if it is ultimately determined that such indemnitee is not entitled to indemnification. The Amended and Restated Bylaws of Berry Plastics Corporation states that Berry Plastics Corporation shall hold indemnitees harmless to the fullest extent authorized by the DGCL.

Subsidiary Guarantor Registrants

Delaware Corporation Guarantors—Berry Plastics Acquisition Corporation V, Berry Plastics Acquisition Corporation IX, Berry Plastics Acquisition Corporation XI, Berry Plastics Acquisition Corporation XII, Berry Plastics Acquisition Corporation XIII, Berry Plastics Filmco, Inc., Berry Plastics Opco, Inc., Berry Plastics SP, Inc., Berry Plastics Technical Services, Inc., Berry Sterling Corporation, BPRex Brazil Holding Inc., BPRex Healthcare Brookville Inc., BPRex Healthcare Packaging Inc., BPRex Plastic Packaging, Inc., BPRex Plastic Services Company Inc., BPRex Closures Kentucky Inc., BPRex Delta Inc., Cardinal Packaging, Inc., CPI Holding Corporation, Pescor, Inc., Rollpak Corporation, Uniplast U.S., Inc., Venture Packaging, Inc., and Venture Packaging Midwest, Inc. (the “Delaware Corporation Guarantors”).

For a description of Delaware law, see above under the heading “Berry Plastics Group, Inc.”

The Amended and Restated Bylaws of each Delaware Corporation Guarantor provide for indemnification, to the fullest extent permitted by the DGCL, of any director or officer of the Delaware Corporation Guarantor (and their legal representatives), and of any person serving at the request of the Delaware Corporation Guarantor as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), except that the Delaware Corporation Guarantor shall indemnify an indemnitee for a proceeding initiated by such indemnitee only if the proceeding was authorized by the Delaware Corporation Guarantor’s board of directors. The Certificate of Incorporation of each of BPRex Closures Kentucky Inc. and BPRex Delta Inc. further provide for the indemnification of all persons whom such corporations have the power to indemnify to the fullest extent permissible under the DGCL. The Certificate of Incorporation of Cardinal Packaging, Inc. further provides for indemnification, to the fullest extent permitted by the DGCL, of any director or officer of the corporation (and their legal representatives), and of any person serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), subject to the limitation contained in the Amended and Restated Bylaws. The Amended and Restated Bylaws of each Delaware Corporation Guarantor, and the Certificate of Incorporation of Cardinal Packaging, Inc., provide for mandatory advancement of expenses to indemnitees defending any proceeding in advance of its final disposition upon an undertaking to repay such amounts advanced if it is ultimately determined that such indemnitee is not entitled to indemnification. The Amended and Restated Bylaws of each Delaware Corporation Guarantor state that the Delaware Corporation Guarantor shall hold indemnitees harmless to the fullest extent authorized by the DGCL.

The Certificate of Incorporation of each Delaware Corporation Guarantor limits the personal liability of the Delaware Corporation Guarantor directors to the fullest extent permitted by the DGCL.

Delaware Limited Liability Company Guarantors — AeroCon, LLC, Berry Plastics Acquisition Corporation XV, LLC, Berry Plastics Acquisition LLC X, Berry Plastics Design, LLC, Berry Plastics IK, LLC, BPRex Closures, LLC, BPRex Closure Systems, LLC, Caplas LLC, Caplas Neptune, LLC, Captive Plastics, LLC, Captive Plastics Holdings, LLC, Covalence Specialty Adhesives LLC, Covalence Specialty Coatings LLC, Kerr Group, LLC, Knight Plastics, LLC, Packerware, LLC, Pliant, LLC, Poly-Seal, LLC, Saffron Acquisition, LLC, Seal for Life Industries, LLC, Setco, LLC, Sun Coast Industries, LLC, and Uniplast Holdings, LLC (the “Delaware LLC Guarantors”).

Section 18-108 of the Delaware Limited Liability Company Act (the “DLLCA”) permits a limited liability company, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

The Amended and Restated Limited Liability Company Agreement of each Delaware LLC Guarantor provides for the indemnification of each member, manager, and officer and their respective affiliates, and any and all officers, directors, shareholders, members, managers, employees and agents of any of the foregoing (such person, an “indemnitee”) to the fullest extent permitted under the DLLCA, except that the Delaware LLC Guarantor shall indemnify an indemnitee for a proceeding initiated by such indemnitee only if the proceeding was authorized by the Delaware LLC Guarantor’s manager. Expenses, including attorney fees, incurred by an indemnitee in defending a proceeding will, to the extent of available funds, be paid by the Company in advance of the final disposition of such proceeding, upon an undertaking by such indemnitee to repay such amount in the event of a final determination that such Indemnitee is not entitled to indemnification. The Amended and Restated Limited Liability Company Agreement of each Delaware LLC Guarantor states that the Delaware LLC Guarantor shall hold indemnitees harmless to the fullest extent authorized by the DLLCA. The Amended and Restated Limited Liability Company Agreement of each Delaware LLC Guarantor provides that no member, manager or officer of the Delaware LLC Guarantor will be liable to the Delaware LLC Guarantor or any of its members for any act or failure to act to the maximum extent permitted under the DLLCA, and that no member, manager or officer will be liable to the Delaware LLC Guarantor or any of its members for good faith reliance on certain documents and other information.

Maryland Limited Partnership Guarantor — Grafco Industries Limited Partnership

Under Section 10-107 of the Maryland Revised Uniform Limited Partnership Act, a limited partnership has the power to indemnify and hold harmless any partner, employee, or agent of the limited partnership from and against any and all claims and demands whatsoever, except in the case of action or failure to act by a partner which constitutes, willful misconduct or recklessness, and subject to the standards and restrictions, if any, set forth in its partnership agreement.

The Sixth Amended and Restated Certificate of Limited Partnership of Grafco Industries Limited provides that the limited partner does not have any liability for the obligations of Grafco Industries Limited except as provided under the Maryland Revised Uniform Limited Partnership Act.

Minnesota Corporation Guarantor — BPRex Product Design and Engineering Inc.

Section 302A.255 of the Minnesota Statutes, provides that a corporation shall, unless prohibited or limited by its Articles of Incorporation or Bylaws, indemnify its directors, officers, employees and agents against judgments, penalties, fines, settlements, expenses and disbursements incurred by such person who was, or is threatened to be, made a party to a proceeding by reason of the fact that the person is or was a director, officer, employee or agent of the corporation if generally, with respect to the acts or omissions of the person complained of in the proceeding, the person: (i) has not been indemnified by another organization with respect to the same acts or omissions; (ii) acted in good faith, (iii) received no improper personal benefit; (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (v) reasonably believed the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation. Section 302A.255 also provides that a corporation may purchase and maintain insurance on behalf of any indemnified party against any liability asserted against such person, whether or not the corporation would have been required to indemnify the person against liability under the provisions of the Minnesota Statutes.

Section 302A.255 of the Minnesota Statutes provides further that indemnification in any suit may be made by (i) the board by a majority of a quorum (not including directors who are parties to the proceeding); (ii) if a quorum cannot be obtained, by a majority of a committee of the board consisting solely of two or more directors not at the time parties to the proceeding and duly designated to act in the matter by a majority of the full board; (iii) if no determination is made under (i) or (ii), by special legal counsel; (iv) if no determination is made under (i) through (iii), by the affirmative vote of the shareholders required by Section 302A.437 of the Minnesota Statutes (excluding parties to the proceeding); or (v) by a court in the state if (i) through (iv) fail to reach a determination or make an adverse determination. Indemnification insurance may be purchased and maintained whether or not the corporation would have been required to indemnify the person under the statute.

The Amended and Restated Bylaws of BPRex Product Design and Engineering Inc. provide for indemnification, to the fullest extent permitted by the DGCL, of any director or officer of BPRex Product Design and Engineering Inc. (and their legal representatives), and of any person serving at the request of BPRex Product Design and Engineering Inc., as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), except that BPRex Product Design and Engineering Inc., shall indemnify an indemnitee for a proceeding initiated by such indemnitee only if the proceeding was authorized by BPRex Product Design and Engineering Inc.’s board of directors. The Amended and Restated Bylaws of BPRex Product Design and Engineering Inc., provide for mandatory advancement of expenses to indemnitees defending any proceeding in advance of its final disposition upon an undertaking to repay such amounts advanced if it is ultimately determined that such indemnitee is not entitled to indemnification. The Amended and Restated Bylaws of BPRex Product Design and Engineering Inc., states that BPRex Product Design and Engineering Inc., shall hold indemnitees harmless to the fullest extent authorized by the DGCL.

New Jersey Corporation Guarantor — BPRex Specialty Products Puerto Rico Inc.

Section 14A:3-5 of the New Jersey Statutes Annotated states that a corporation shall have the power to indemnify a corporate agent (defined as a director, officer, employee or agent of the indemnifying corporation or of any constituent corporation absorbed by the indemnifying corporation in a consolidation or merger and any person who is or was a director, officer, trustee, employee or agent of any other enterprise, serving as such at the request of the indemnifying corporation, or of any such constituent corporation, or the legal representative of any such director, officer, trustee, employee or agent) against such person’s expenses and liabilities in connection with any proceeding involving the corporate agent by reason of such person’s being or having been such a corporate agent, other than a proceeding by or in the right of the corporation if (i) such agent acted in good faith and in a manner the person reasonably believed to be in or not opposed to the corporation’s best interests; and (ii) with respect to any criminal proceeding, such agent had no reasonable cause to believe such person’s conduct was unlawful. Section 14A:3-5 provides further that a corporation shall indemnify a corporate agent against expenses to the extent that such agent has been successful on the merits or otherwise in any proceeding enumerated above or in defense of any claim, issue or matter therein. Unless the certificate of incorporation or bylaws provide otherwise, such determination shall be made (i) by the board or a board committee, acting by a majority vote of a quorum consisting of directors who were not parties to or otherwise involved in the proceeding; (ii) if such a quorum is not obtainable, or, even if obtainable and such quorum of the board or committee by a majority vote of the disinterested directors so directs, by independent legal counsel, in a written opinion, such counsel to be designated by the board; or (iii) by the shareholders if the certificate of incorporation or bylaws or a board resolution or shareholders’ resolution so directs.

Section 14A:3-5 of the New Jersey Statutes Annotated explicitly states that indemnification shall be made or expenses advanced by a corporation under Section 14A:3-5 of the New Jersey Statutes Annotated, and none shall be ordered by a court, if such action would be inconsistent with a provision of the certificate of incorporation, a bylaw, a board or shareholder resolution, an agreement or other proper corporate action effective at the time of the accrual of the alleged cause of action that prohibits, limits or otherwise conditions the exercise of indemnification powers or the rights of indemnification to which a corporate agent may be entitled.

The New Jersey Statutes Annotated provide that a right to indemnification or to advancement of expenses in favor of an officer or director pursuant to a corporation’s certificate of incorporation or bylaws will not be eliminated or impaired by an amendment to the certificate of incorporation or bylaws after the occurrence of an act or omission that is the subject of a civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the certificate of incorporation or bylaws in effect at the time of the act or omission explicitly authorizes that elimination or impairment after the action or omission has occurred.

The Amended and Restated Bylaws of BPRex Specialty Products Puerto Rico Inc. provide for indemnification, to the fullest extent permitted by the DGCL, of any director or officer BPRex Specialty Products Puerto Rico Inc. (and their legal representatives), and of any person serving at the request of BPRex Specialty Products Puerto Rico Inc., as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), except that BPRex Specialty Products Puerto Rico Inc., shall indemnify an indemnitee for a proceeding initiated by such indemnitee only if the proceeding was authorized by BPRex Specialty Products Puerto Rico Inc.’s board of directors. The Amended and Restated Bylaws BPRex Specialty Products Puerto Rico Inc., provide for mandatory advancement of expenses to indemnitees defending any proceeding in advance of its final disposition upon an undertaking to repay such amounts advanced if it is ultimately determined that such indemnitee is not entitled to indemnification. The Amended and Restated Bylaws of BPRex Specialty Products Puerto Rico Inc., states that BPRex Specialty Products Puerto Rico Inc., shall hold indemnitees harmless to the fullest extent authorized the DGCL.

Utah Corporation Guarantor — Pliant Corporation International

Section 16-10a-902 of the Utah Revised Business Corporations Act (the “URBCA”) provides that a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if his conduct was in good faith, he reasonably believed that his conduct was in, or not opposed to, the corporation’s best interests, and, in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Section 16-10a-902(4) states that a corporation may not indemnify a director under Section 16-10a-902 if, in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or, in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding he was adjudged liable on the basis that he derived an improper personal benefit. Section 16-10a-906 of the URBCA provides that a company may not indemnify a director under Section 16-10a-902 unless a determination has been made in the specific case that indemnification is permissible under the standards set forth in Section 16-10a-902.

Section 16-10a-903 of the URBCA provides that, unless limited by its articles of incorporation, a corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which he was a party because he is or was a director of the corporation, against reasonable expenses incurred by him in connection with the proceeding or claim with respect to which he has been successful.

Section 16-10a-904 of the URBCA provides that a corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if the director furnishes the corporation a written affirmation of his good faith belief that he has met the applicable standard of conduct described in Section 16-10a-902, the director furnishes to the corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct and a determination is made that the facts then known to those making the determination would not preclude indemnification under the URBCA.

Section 16-10a-905 of the URBCA provides that, unless a corporation’s articles of incorporation provide otherwise, a director of the corporation who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner: (1) if the court determines that the director is entitled to mandatory indemnification under

Section 16-10a-903, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification; and (2) if the court determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the applicable standard of conduct set forth in Section 16-10a-902 or was adjudged liable as described in Subsection 16-10a-902(4), the court may order indemnification as the court determines to be proper, except that the indemnification with respect to any proceeding in which liability has been adjudged in the circumstances described in Subsection 16-10a-902(4) is limited to reasonable expenses incurred.

Section 16-10a-907 of the URBCA provides that, unless a corporation’s articles of incorporation provide otherwise, an officer of the corporation is entitled to mandatory indemnification under Section 16-10a-903, and is entitled to apply for court-ordered indemnification under Section 16-10a-905, in each case to the same extent as a director; (2) the corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and (3) a corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its articles of incorporation, bylaws, general or specific action of its board of directors, or contract.

Section 16-10a-841 of the URBCA permits a corporation, if so provided in the articles of incorporation or in the bylaws, a corporation may eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any action taken or any failure to take any action as a director, except liability for improper financial benefits received by a director, intentional inflictions of harm on the corporation or its shareholders, payment of dividends to shareholders that render the corporation insolvent, and (iv) intentional violations of criminal law.

The Articles of Incorporation of Pliant Corporation International provide that it shall indemnify and advance expenses to its officers, employees, fiduciaries or agents and to any person serving at its request as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation or other person to the fullest extent permitted by Utah law. The Amended and Restated Bylaws of Pliant Corporation International further provide for indemnification, to the fullest extent permitted by the URBCA, of any director or officer of Pliant Corporation International (and their legal representatives), and of any person serving at the request of Pliant Corporation International as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), except that Pliant Corporation International shall indemnify an indemnitee for a proceeding initiated by such indemnitee only if the proceeding was authorized by Pliant Corporation International’s board of directors. The Amended and Restated Bylaws of Pliant Corporation International provide for mandatory advancement of expenses to indemnitees defending any proceeding in advance of its final disposition upon an undertaking to repay such amounts advanced if it is ultimately determined that such indemnitee is not entitled to indemnification. The Amended and Restated Bylaws of Pliant Corporation International states that Pliant Corporation International shall hold indemnitees harmless to the fullest extent authorized by the URBCA.

The Articles of Incorporation of Pliant Corporation International limit the personal liability of Pliant Corporation International directors to the fullest extent permitted by Utah law.

Wisconsin Corporation Guarantor—Prime Label & Screen Incorporated

Section 180.0851 of the Wisconsin Business Corporation Law (the “WBCL”) requires a corporation to indemnify a director or officer, to the extent such person is successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding, if such person was a party to such proceeding because he or she was a director or officer of the corporation. In cases where a director or officer is not successful on the merits or otherwise in the defense of a proceeding, a corporation is required to indemnify a director or officer against liability incurred by the director or officer in a proceeding if such person was a party to such proceeding because he or she is a director or officer of the corporation unless it is determined that he or she breached or failed to perform a duty owed to the corporation and such breach or failure to perform constitutes: (i) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest; (ii) a violation of criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (iii) a transaction from which the director or officer derived an improper personal profit; or (iv) willful misconduct.

Section 180.0858 of the WBCL provides that subject to certain limitations, the mandatory indemnification provisions do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under a corporation’s articles of incorporation or by-laws, a written agreement between the director or officer and the corporation or a resolution of the board of directors or the shareholders.

Unless otherwise provided in the articles of incorporation or by-laws, or by written agreement between the director or officer and the corporation, an officer or director seeking indemnification is entitled to indemnification if approved in any of the following manners as specified in Section 180.0855 of the WBCL: (i) by majority vote of a quorum of disinterested members of the board of directors, or if such disinterested quorum cannot be obtained, by a majority vote of a committee of two or more disinterested directors; (ii) by independent legal counsel chosen by a quorum of disinterested directors or its committee (or if unable to obtain such a quorum or committee, by a majority vote of the full board of directors); (iii) by a panel of three arbitrators (one of which is chosen by a quorum of disinterested directors); (iv) by the vote of the shareholders; (v) by a court; or (vi) by any other method provided for in any additional right to indemnification under Section 180.0858 of the WBCL.

Reasonable expenses incurred by a director or officer who is a party to a proceeding may be reimbursed by a corporation, pursuant to Section 180.0853 of the WBCL, at such time as the director or officer furnishes to the corporation written affirmation of his or her good faith belief that he or she has not breached or failed to perform his or her duties, and a written undertaking to repay any amounts advanced if it is determined that indemnification by the corporation is not required.

Section 180.0859 of the WBCL provides that it is the public policy of the State of Wisconsin to require or permit indemnification, allowance of expenses and insurance to the extent required or permitted under Sections 180.0850 to 180.0858 of the WBCL for any liability incurred in connection with any proceeding involving a federal or state statute, rule or regulation regulating the offer, sale or purchase of securities.

The Amended and Restated Bylaws of Prime Label & Screen Incorporated provide for indemnification, to the fullest extent permitted by the WBCL, of any director or officer of Prime Label & Screen Incorporated (and their legal representatives), and of any person serving at the request of Prime Label & Screen Incorporated as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (such person, an “indemnitee”), except that Prime Label & Screen Incorporated shall indemnify an indemnitee for a proceeding initiated by such indemnitee only if the proceeding was authorized by Prime Label & Screen Incorporated’s board of directors. The Amended and Restated Bylaws of Prime Label & Screen Incorporated provide for mandatory advancement of expenses to indemnitees defending any proceeding in advance of its final disposition upon an undertaking to repay such amounts advanced if it is ultimately determined that such indemnitee is not entitled to indemnification. The Amended and Restated Bylaws of Prime Label & Screen Incorporated states that Prime Label & Screen Incorporated shall hold indemnitees harmless to the fullest extent authorized by the WBCL.

Item 16.	Exhibits.

The list of exhibits is set forth under “Index to Exhibits” at the end of this registration statement and is incorporated herein by reference.

Item 17.	Undertakings.

The undersigned registrant hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement;

(2) that for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date;

(5) that, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) any other communication that is an offer in the offering made by the undersigned registrant to the purchaser;

(6) that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(7) insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue; and

(8) to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS GROUP, INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chairman, Chief Executive Officer	May 21, 2015
Jonathan D. Rich	and Director (Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer	May 21, 2015
Mark W. Miles	(Principal Financial Officer)

/s/ James M. Till	Controller (Principal Accounting Officer)	May 21, 2015
James M. Till

/s/ B. Evan Bayh	Director	May 21, 2015
B. Evan Bayh

/s/ Jonathan F. Foster	Director	May 21, 2015
Jonathan F. Foster

/s/ Idalene F. Kesner	Director	May 21, 2015
Idalene F. Kesner

/s/ Carl J. Rickertsen	Director	May 21, 2015
Carl J. Rickertsen

/s/ Ronald S. Rolfe	Director	May 21, 2015
Ronald S. Rolfe

/s/ Robert V. Seminara	Director	May 21, 2015
Robert V. Seminara

/s/ Robert A. Steele	Director	May 21, 2015
Robert A. Steele

/s/ Stephen E. Sterrett	Director	May 21, 2015
Stephen E. Sterrett

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS CORPORATION

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

AEROCON, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS ACQUISITION CORPORATION V

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS ACQUISITION CORPORATION IX

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS ACQUISITION CORPORATION XI

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS ACQUISITION CORPORATION XII

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich Jonathan D. Rich	Chief Executive Officer and Director (Principal Executive Officer)	May 21, 2015

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS ACQUISITION CORPORATION XIII

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich Jonathan D. Rich	Chief Executive Officer and Director (Principal Executive Officer)	May 21, 2015

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS ACQUISITION CORPORATION XV, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene Jason K. Greene	Duly authorized officer of the registrant’s manager, Berry Plastics Corporation	May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS ACQUISITION LLC X

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS DESIGN, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS FILMCO, INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS IK, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS OPCO, INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS SP, INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY PLASTICS TECHNICAL SERVICES, INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BERRY STERLING CORPORATION

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX BRAZIL HOLDING INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX CLOSURES KENTUCKY INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX CLOSURES, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX CLOSURE SYSTEMS, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX DELTA INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX HEALTHCARE BROOKVILLE INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX HEALTHCARE PACKAGING INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX PLASTIC PACKAGING INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX PLASTIC SERVICES COMPANY INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX PRODUCT DESIGN AND ENGINEERING INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

BPREX SPECIALTY PRODUCTS PUERTO RICO INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

CAPLAS LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

CAPLAS NEPTUNE, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

CAPTIVE PLASTICS, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene Jason K. Greene	Duly authorized officer of the registrant’s manager, Berry Plastics Corporation	May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

CAPTIVE PLASTICS HOLDINGS, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene Jason K. Greene	Duly authorized officer of the registrant’s manager, Berry Plastics Corporation	May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

CARDINAL PACKAGING, INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

COVALENCE SPECIALTY ADHESIVES LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

CPI HOLDING CORPORATION

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21 , 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer,	May 21, 2015
Mark W. Miles	Director (Principal Financial Officer
and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

COVALENCE SPECIALTY COATINGS LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

GRAFCO INDUSTRIES LIMITED PARTNERSHIP

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene Jason K. Greene	Duly authorized officer of the registrant’s General partner, Caplas Neptune, LLC	May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

KERR GROUP, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene Jason K. Greene	Duly authorized officer of the registrant’s manager, Berry Plastics Corporation	May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

KNIGHT PLASTICS, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

PA CKERWARE, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

PESCOR, INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

PLIANT CORPORATION INTERNATIONAL

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

PLIANT, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

POLY-SEAL, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

PRIME LABEL & SCREEN INCORPORATED

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

ROLLPAK CORPORATION

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer and Director	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

SAFFRON ACQUISITION, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

SEAL FOR LIFE INDUSTRIES, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

SETCO, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

SUN COAST INDUSTRIES, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich	Chief Executive Officer	May 21, 2015
Jonathan D. Rich	(Principal Executive Officer)

/s/ Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer	May 21, 2015
Mark W. Miles	and Principal Accounting Officer)

/s/ Jason K. Greene	Duly authorized officer of the registrant’s	May 21, 2015
Jason K. Greene	manager, Berry Plastics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

UNIPLAST HOLDINGS, LLC

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich Jonathan D. Rich	Chief Executive Officer (Principal Executive Officer)	May 21, 2015

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, and duly authorized officer of the registrant’s manager, Berry Plastics Corporation (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene Jason K. Greene	Duly authorized officer of the registrant’s manager, Berry Plastics Corporation	May 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

UNIPLAST U.S., INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich Jonathan D. Rich	Chief Executive Officer and Director (Principal Executive Officer)	May 21, 2015

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

VENTURE PACKAGING, INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich Jonathan D. Rich	Chief Executive Officer and Director (Principal Executive Officer)	May 21, 2015

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Evansville, State of Indiana, on the 21st day of May, 2015.

VENTURE PACKAGING MIDWEST, INC.

By:	/s/ Jonathan D. Rich
Name: Jonathan D. Rich
Title: Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Jonathan D. Rich and Mark W. Miles and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, severally, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature	Title

/s/ Jonathan D. Rich Jonathan D. Rich	Chief Executive Officer and Director (Principal Executive Officer)	May 21, 2015

/s/ Mark W. Miles Mark W. Miles	Chief Financial Officer, Treasurer, Director (Principal Financial Officer and Principal Accounting Officer)	May 21, 2015

/s/ Jason K. Greene	Director	May 21, 2015
Jason K. Greene

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

1.1	Form of Underwriting Agreement.*

3.1	Amended and Restated Certificate of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 3.1 to Berry Plastics Group, Inc. Current Report on Form 8-K filed on March 10, 2015).

3.2	Bylaws, as amended, of Berry Plastics Group, Inc. (incorporated herein by reference to Exhibit 3.1 to Berry Plastics Group, Inc. Current Report on Form 8-K filed on January 29, 2014).

4.1	Form of Common Stock Certificate of Berry Plastics Group, Inc. (incorporated by reference to Exhibit 4.27 of Amendment No. 5 to Berry Plastics Group, Inc. Registration Statement on Form S-1 (File No. 333-180294) filed on September 19, 2012).

4.2	Form of Preferred Stock Certificate of Berry Plastics Group, Inc.*

4.3	Form of Indenture of Berry Plastics Corporation.***

4.4	Form of Debt Security of Berry Plastics Corporation (included in Exhibit 4.3).***

4.5	Income Tax Receivable Agreement, dated as of November 29, 2012, by and among Berry Plastics Group, Inc. and Apollo Management Fund VI, L.P. (incorporated herein by reference to Exhibit 3.1 to Berry Plastics Group, Inc. Current Report on Form 10-K filed on December 17, 2012).

4.6	Fourth Amended and Restated Stockholders Agreement, by and among Berry Plastics Group, Inc. and those stockholders listed on Schedule A thereto, dated as of January 15, 2015 (incorporated herein by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed on January 30, 2015).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz with respect to Common Stock and Preferred Stock.**

5.2	Opinion of Wachtell, Lipton, Rosen & Katz with respect to Debt Securities.***

12.1	Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to Berry Plastics Group, Inc. Annual Report on Form 10-K filed on November 24, 2014).

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).**

23.2	Consent of Ernst & Young LLP.****

24.1	Power of Attorney (included in signature pages).

25.1	Form of T-1 Statement of Eligibility under the Trustee Indenture Act of 1939, of U.S. Bank National Association, as Trustee under the Indenture of Berry Plastics Corporation.***

*	To be filed, if necessary, by amendment or as an exhibit to a Current Report on Form 8-K and incorporated by reference herein.
**	Previously filed as an exhibit to the Registration Statement.
***	Previously filed as an exhibit to the Post-effective Amendment No. 1 to the Registration Statement.
****	Filed herewith